Emerge EMPWR Sustainable Global Core Equity ETF (EMZA)

September 6, 2022

Summary Prospectus

Exchange: Cboe BZX Exchange, Inc.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder reports, online at www.emergecm.com/etfs/emza. You can also get this information at no cost by calling 1-877-8EMERGE or by sending an email request to EMPWR@emergecm.com. The Fund’s prospectus and statement of additional information, both dated September 6, 2022, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus. Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.emergecm.com.

Emerge EMPWR Sustainable Global Core Equity ETF

Investment Objective

The investment objective of Emerge EMPWR Sustainable Global Core Equity ETF (the Fund) is to seek long-term growth of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. You may also incur other fees, such as usual and customary brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example that follows.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.85%
Distribution and/or service (12b-1) fees	None
Other expenses[1]	0.20%
Total annual Fund operating expenses	1.05%
Fee waivers and/or expense reimbursements[2]	0.10%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements[2]	0.95%

1.	Other expenses are based on estimated amounts for the current fiscal year.

2.	The Fund’s investment manager, Emerge Capital Management, Inc. (Adviser), has entered into an Expense Limitation Agreement to limit the Fund’s total operating expenses (excluding (i) payments under the Fund’s Rule 12b-1 plan (if any); (ii) brokerage expenses (including any costs incidental to transactions in portfolio securities, instruments and other investments); (iii) taxes; (iv) interest expenses (including borrowing costs and dividend expenses on securities sold short and overdraft charges); (v) litigation expenses (including litigation to which Emerge ETF Trust (Trust) or the Fund may be a party and indemnification of the Fund’s Trustees and officers with respect thereto); (vi) acquired fund fees and expenses; and (vii) other non-routine or extraordinary expenses) so that such expenses do not exceed 0.95% of the Fund’s average daily net assets through at least September 8, 2023. While the Adviser or the Fund may discontinue the Expense Limitation Agreement after the contractual period, it may only be terminated during its term with the approval of the Board of Trustees of the Trust. Pursuant to the Expense Limitation Agreement, the Adviser may recapture operating expenses waived or reimbursed under this arrangement for a period of three years following the date on which such waiver or reimbursement occurred; provided that such recapture may not cause the Fund’s total operating expenses to exceed 0.95% of the average daily net assets of the Fund (or any lower expense limitation or limitations to which the Fund and the Adviser may otherwise agree).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that the Expense Limitation Agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$97	$325

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities that, at the time of investment, meet the environmental, social, and governance (ESG) criteria established by Emerge Capital Management Inc. (Emerge or the Advisor).

The Fund invests predominantly in equity securities. Equity securities include common stock (including real estate investment trusts), preferred stock, securities convertible into common stock, depositary receipts, or securities or other instruments whose price is linked to the value of common stock.

Under normal circumstances, the Fund will provide exposure to investments that are economically tied to at least three different countries, including the United States, and at least 40%, unless market conditions are not deemed favorable, in which case at least 30%, of the Fund’s net assets will provide exposure to investments that are economically tied to, or located in, countries or regions other than the United States. The Fund considers an investment to be economically tied to a country or region other than the U.S. if its issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in one or more countries or regions outside the U.S., or that has at least 50% of its assets in countries or regions outside the U.S. The Fund considers an issuer to be located in a specific country or region if (i) it is organized under the laws of the country or of a country within the region or maintains its principal place of business in that country or region; or (ii) its securities are traded principally in the country or region. The Fund’s investments may include securities of issuers located in emerging markets countries.

The Fund may invest in the securities of issuers of all capitalization sizes, but intends to invest primarily in in securities of large capitalization issuers.

The Fund is non-diversified, which means it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

In selecting companies, Zevin Asset Management, LLC (Zevin or the Sub-Advisor) employs a multidisciplinary investment process that combines fundamental research and global macro considerations to seek to identify securities that the Sub-Advisor believes have potential to outperform and minimize significant losses in declining markets. Because the Sub-Advisor seeks to invest in securities that have the potential to outperform and minimize significant losses in declining markets, the Fund may underperform the broader market during periods of rising markets. The Sub-Advisor may recommend selling securities for several reasons, including when there are more attractive opportunities or where the original investment thesis for a company is no longer valid.

Emerge considers ESG factors within its securities selection process for each equity security for the Fund. Emerge assesses whether a company meets the Fund’s ESG standards based on its proprietary ESG framework. Emerge uses ESG research, ratings, and analytics from independent third-party data providers to screen investments based on ESG criteria determined by Emerge. The Fund may hold securities of issuers for which third-party data is not available. Where an issuer has not been assigned a rating by the third-party data provider, Emerge’s ESG analysis  incorporates publicly available data. Emerge has the right to change the third-party data providers that support its ESG framework at any time. In determining whether an issuer meets Emerge’s ESG investment criteria, Emerge considers: (i) negative screening criteria to eliminate certain types of issuers in light of social and environmental considerations; and (ii) governance-related risk ratings published by third party data providers, including Sustainalytics, designed to measure the degree to which a company’s economic value is at risk driven by the magnitude of a company’s unmanaged ESG risks. As of the date of this Prospectus, Emerge applies a negative screen to exclude companies for investment that derive 20% or more of their revenues from biological and chemical weapons, thermal coal extraction, gambling, adult entertainment, tobacco production, and recreational cannabis. Emerge may modify the above list of negative screens at any time, without prior shareholder approval or notice. ESG risk ratings data compiled by third-party data providers forms the basis for Emerge’s governance-related risk assessment and screening. Emerge may consider excluding, reducing or eliminating exposure to issuers with high ESG risk ratings, as determined by one or more third-party data providers.

In attempting to meet its investment objective, the Fund may engage in active and frequent trading of portfolio securities.

The Fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index.

Principal Risks

You could lose money by investing in the Fund. ETF shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), trading price, yield, total return and ability to meet its investment objective. Unlike many ETFs, the Fund is not an index-based ETF.

Market Risk. The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be impacted by economic, market, political, and issuer-specific conditions. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Events such as war; acts of terrorism; social unrest; natural, environmental, or humanmade disasters, and the spread of infectious illness or other public health threats can cause significant economic impacts, including market closures and dislocations, extreme volatility, liquidity constraints, and increased trading costs, that can significantly impact the Fund and its investments. The full impact such events, including the COVID-19 pandemic, is unpredictable and may adversely affect the Fund’s performance. The effects of COVID-19 have impacted global economic activity across many industries and may heighten other pre-existing political, social and economic risks, locally or globally.

Foreign Securities Risk. The Fund’s foreign investments may be adversely affected by political, economic, and social instability and volatility, changes in economic or taxation policies; difficulty in enforcing obligations; lack of or ineffective government supervision and regulation of securities and currency markets, trading systems, and brokers; decreased liquidity and increased volatility; lack of or limited availability of information, which can impede the Fund’s ability to evaluate such investments; and trading restrictions and economic sanctions. The Fund’s foreign investments may be subject to currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. The risks of foreign investments may be greater in developing or emerging market countries.

Emerging Markets Securities Risk. The Fund’s investments in emerging markets are subject to the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business, and social frameworks to support securities markets. These risks include currency exchange rate volatility and increased potential for currency devaluations; greater sensitivity to interest rate changes; higher rates of inflation; lower trading volumes; pervasiveness of corruption and fraud; less government supervision and regulation; and more governmental limitations on foreign investment than more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions or to obtain information needed to pursue or enforce such actions may be limited and shareholder claims may be difficult or impossible to pursue. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, and unexpected market closures.

Large Capitalization Company Risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In addition, larger companies may not be able to attain the high growth rates of successful smaller companies and may be less capable of responding quickly to competitive challenges and industry changes.

Small- and Mid-Capitalization Companies Risk. Securities issued by small- and mid-capitalization companies may be more volatile in price and less liquid than those of larger companies and may involve more risks. Such risks may include greater sensitivity to changing economic conditions; less certain growth prospects and fewer funds for growth and development; less experienced management; and limited or less developed product lines and markets. Because small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their businesses, they may not pay dividends for some time, particularly if they are newer companies.

Geographic Focus Risk. The Fund may from time to time have a substantial amount of its assets invested in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance. This risk is heightened if the Fund focuses its investments in emerging market countries or developed countries prone to periods of instability.

Depositary Receipts Risk. Depositary receipts are subject to many of the same risks as direct investments in the underlying securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.

Active Trading Risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

ESG Risk. Because the Fund evaluates ESG factors to assess and exclude certain investments for non-financial reasons, the Fund may forego some market opportunities available to funds that do not use these ESG factors. Information used by the Fund to evaluate ESG factors, including data provided by third-party vendors, may not be readily available, complete or accurate, and may vary across providers and issuers and within industries, which could negatively impact the Fund’s ability to apply its methodology and in turn could negatively impact the Fund’s performance. Currently, there is a lack of common industry standards relating to the development and application of ESG criteria which may make it difficult to compare the Fund’s principal investment strategies with the investment strategies of other funds that apply certain ESG criteria or that use a different third-party vendor for ESG data. In addition, the Fund’s assessment of a company may differ from that of other funds or an investor. As a result, the companies deemed eligible for inclusion in the Fund’s portfolio may not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on the Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective.

Non-Diversification Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.

Management Risk. The Fund is subject to management risk because it is an actively managed ETF. The Fund’s Advisor and Sub-Advisor apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. The investment manager cannot predict whether shares will trade above (premium), below (discount) or at NAV.

International Closed Market Trading Risk. To the extent that the underlying securities held by the Fund trade on an exchange that is closed when the securities exchange on which the Fund shares list and trade is open, there may be market uncertainty about the stale security pricing (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Authorized Participant Concentration Risk. Only an authorized participant (Authorized Participant) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

New Fund Risk. The Fund is a new fund, with a limited or no operating history and a small asset base. There can be no assurance that the Fund will grow to or maintain a viable size. Due to the Fund’s small asset base, certain of the Fund’s expenses and its portfolio transaction costs may be higher than those of a fund with a larger asset base. To the extent that the Fund does not grow to or maintain a viable size, it may be liquidated, and the expenses, timing and tax consequences of such liquidation may not be favorable to some shareholders.

Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange.

Large Shareholder Risk. Certain shareholders, including other funds or accounts advised by the Advisor or an affiliate of the Advisor, may from time to time own a substantial amount of the Fund’s shares. In addition, a third-party investor, the Advisor or an affiliate of the Advisor, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.

Performance

Because the Fund does not have a full calendar year of performance, annual total return information is not available and therefore is not presented. You can obtain updated performance information at emergecm.com or by calling 1-877-8EMERGE. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Investment Manager

Emerge Capital Management Inc.

Sub-Advisor

Zevin Asset Management, LLC.

Portfolio Managers

Jane Lou Li

Portfolio Manager and Senior Equity Analyst of Zevin and portfolio manager of the Fund since inception (2022).

Lisa Lake Langley

Chief Executive Officer, President, and Founder of Emerge and portfolio manager of the Fund since inception (2022).

Ms. Li provides recommendations to Ms. Langley. Ms. Langley is responsible for selecting brokers and placing the Fund’s trades, and implementing the Fund’s ESG strategy.

Purchase and Sale of Fund Shares

The Fund is an ETF. Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will generally issue or redeem Creation Units in exchange for a basket of securities (and an amount of cash) that the Fund specifies each day.

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at emergecm.com.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax- deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the investment manager or other related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.